UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934
(Amendment No. )

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Filed by a Party other than the Registrant ☐
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☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐	Definitive Proxy Statement
☒	Definitive Additional Materials
☐	Soliciting Material Under Rule 14a-12

Ormat Technologies, Inc.
(Name of Registrant as Specified In Its Charter)
(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

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Important Notice Regarding the Availability of Proxy Materials for the Stockholder Meeting of

ORMAT TECHNOLOGIES, INC.

To Be Held On:

May 5, 2021 10:00 AM EDT

via live audio webcast at https://web.lumiagm.com/251938693 (Password: ora2021)

COMPANY NUMBER
ACCOUNT NUMBER
CONTROL NUMBER

This is not a ballot. You cannot use this notice to vote these shares. This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. We encourage you to access and review all of the important information contained in the proxy materials before voting.

If you want to receive a paper or e-mail copy of the proxy materials you must request one. There is no charge to you for requesting a copy. To facilitate timely delivery please make the request as instructed below before 4/23/2021.

Please visit http://materials.proxyvote.com/686688, where the following materials are available for view:

• Notice of Annual Meeting of Stockholders
• Proxy Statement
• Form of Electronic Proxy Card
• Annual Report

TO REQUEST MATERIAL:	TELEPHONE: 888-Proxy-NA (888-776-9962) 718-921-8562 (for international callers) E-MAIL: info@astfinancial.com WEBSITE: https://us.astfinancial.com/OnlineProxyVoting/ProxyVoting/RequestMaterials

TO VOTE:
ONLINE: To access your online proxy card, please visit www.voteproxy.com and follow the on-screen instructions or scan the QR code with your smartphone. You may enter your voting instructions at www.voteproxy.com up until 11:59 PM Eastern Time the day before the cut-off or meeting date.

VIRTUALLY AT THE MEETING: The company will be hosting the meeting live via the Internet this year. To attend the meeting via the Internet please visit https://web.lumiagm.com/251938693 Password: ora2021 and be sure to have available the control number.

TELEPHONE: To vote by telephone, please visit www.voteproxy.com to view the materials and to obtain the toll free number to call. MAIL: You may request a card by following the instructions above.

1.  Election of Directors:

     NOMINEES:
(A) Isaac Angel
(B) Albertus Bruggink
(C) Dan Falk
(D) David Granot
(E) Mike Nikkel
(F) Dafna Sharir
(G) Stanley B. Stern
(H) Hidetake Takahashi
(I) Byron G. Wong

Please note that you cannot use this notice to vote by mail.

2. 3.
To ratify the appointment of Kesselman Kesselman, a member firm of PricewaterhouseCoopers International Limited, as independent auditors of the Company for 2021.

To approve, in a non-binding, advisory vote, the compensation of our named executive officers.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE ELECTION OF DIRECTORS AND "FOR" PROPOSAL 2 AND 3.